UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2013

WESTMOUNTAIN GOLD, INC.
(Exact name of registrant as specified in its charter)

Colorado	000- 53028	26-1315498
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2186 S. Holly St., Suite 104, Denver, CO 80222
(Address of Principal Executive Offices)

(303) 800-0678
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 17, 2013, the Company signed a Promissory Note with an accredited investor, for an aggregate loan amount of $1,000,000 (the “Bridge Loan”). Repayment of the Bridge Loan is due December 16, 2014 by repayment in cash.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits –

Exhibit No.	Description

10.1	Convertible Promisorry Note dated December 17, 2013 between West Mountain Gold Inc. and Guiseppe Dessi.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMOUNTAIN GOLD, INC.

Date: December 23, 2013	By:	/s/ Gregory Schifrin
	Name:	Gregory Schifrin
	Title:	Chief Executive Officer